                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           Ponder Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                            PONDER INDUSTRIES, INC.
                         5005 Riverway Drive, Suite 550
                              Houston, Texas 77056
                           Telephone: (713) 965-0653




                                February 7, 1997




Dear Stockholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of the Stockholders of Ponder Industries, Inc. The Annual Meeting will be held Wednesday, March 12, 1997, at 10:00 a.m. C.S.T. at the Holiday Inn Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas 77027. The formal Notice of Annual Meeting is set forth in the enclosed material.

         The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on Ponder Industries, Inc.'s operations.

         It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

         We appreciate your investment in Ponder Industries, Inc. and urge you to return your proxy card as soon as possible.

                                                   Sincerely,



                                                   Larry D. Armstrong
                                                   Chairman of the Board
                                                   Chief Executive Officer

                            PONDER INDUSTRIES, INC.
                         5005 Riverway Drive, Suite 550
                              Houston, Texas 77056


                    Notice Of Annual Meeting Of Stockholders
                           To Be Held March 12, 1997



To the Stockholders of Ponder Industries, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ponder Industries, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas 77027, on March 12, 1997, at 10:00 a.m. C.S.T., for the following purposes:


                 (1) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office;



                 (2) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide that any vacancy on the Board of Directors may be filled only by the affirmative vote of two-thirds of the remaining directors;



                 (3) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide that the number of directors will be between three and twelve, but any increase in the number of directors shall require the approval of two-thirds of the current directors;



                 (4) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide that the stockholder vote required to amend or repeal any of the provisions contained in the Amendments to the Certificate of Incorporation of the Company in Proposals No. 1, No. 2 and No.3 be increased from a majority to two-thirds of the Company's Common Stock;




                 (5) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to authorize 5,000,000 shares of Preferred Stock;



                 (6) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide for the limitation of liability of the directors of the Company to the fullest extent permitted by the Delaware General Corporation Law;



                 (7) to elect eight directors as follows: (a) three directors to serve a three-year term, three directors to serve a two-year term, and two directors to serve a one-year term, or (b) if the proposal referenced in Item 1 is not approved, eight directors to serve until the next annual meeting and until their respective successors shall be duly elected and qualified;



                 (8) to consider and act upon a proposal that the stockholders approve the Company's 1997 Long-Term Incentive Plan;



                 (9) to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending August 31, 1997; and

                 (10) to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


         The Board of Directors has fixed the close of business on January 31, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of all stockholders entitled to vote at the meeting will be maintained at the principal offices of the Company, 5005 Riverway Drive, Suite 550, Houston, Texas, and will be available during ordinary business hours for a period of ten days prior to the meeting. The list will be open to the examination by any stockholder for any purpose germane to the meeting. The list will also be produced at the meeting and will be open for the whole time thereof.

         So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.




                                           By Order of the Board of Directors,



                                           Larry D. Armstrong
                                           President and Chief Executive Officer

Houston, Texas
February 7, 1997




                       ------------------------------

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                            PONDER INDUSTRIES, INC.

                         5005 Riverway Drive, Suite 550
                              Houston, Texas 77056


                            --------------------
                               PROXY STATEMENT
                            --------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Ponder Industries, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on March 12, 1997, and at any adjournment or postponement thereof.



         The securities of the Company entitled to vote at the Annual Meeting consist of shares of Common Stock, $0.01 par value ("Common Stock"). At the close of business on January 31, 1997 (the "Record Date"), there were outstanding and entitled to vote 12,346,124 shares of Common Stock. The holders of record of Common Stock on the Record Date will be entitled to one vote per share. The Company's Certificate of Incorporation does not permit cumulative voting in the election of directors.


         The Annual Report to Stockholders for the year ended August 31, 1996, has been or is being furnished with this Proxy Statement, which is being mailed on or about February 7, 1997, to the holders of record of Common Stock on the Record Date. The Annual Report to Stockholders does not constitute a part of the proxy materials.

VOTING AND PROXY PROCEDURES


         Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted for Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, Proposal No. 6, Proposal No. 8, Proposal No. 9 and the election of the eight nominees for director named herein. At the date of this Proxy Statement, management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the enclosed proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 5005 Riverway Drive, Suite 550, Houston, Texas 77056.

         The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors, and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of each of the other proposals described in the Proxy Statement.

         Abstentions are counted toward the calculation of a quorum but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against the proposal. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements.


        The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has hired Corporate Investor Communications, Inc. to assist in obtaining proxies.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning any person who was the beneficial owner of five percent or more of the Company's outstanding Common Stock as of January 21, 1997. The table also shows information concerning beneficial ownership by all directors and nominees, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. Unless otherwise indicated, each person has the sole dispositive and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.


                                                                   AMOUNT AND NATURE OF          PERCENT
                                                                   BENEFICIAL OWNERSHIP          OF CLASS
                                                                   --------------------          --------
 Washington Economics, Ltd.  . . . . . . . . . . . . . . . .            1,150,000                 9.314%
 Chambers, Dame Court
 Dublin 2
 Republic of Ireland

 Mack Ponder (1)(2)  . . . . . . . . . . . . . . . . . . . .             900,640                  7.295%
 Green Acres 1
 P.O. Box 79
 Alice, Texas 78333

 Mohsen Hekmat(3)  . . . . . . . . . . . . . . . . . . . . .             740,000                   5.94%
 241 Baker Street
 London, England
 United Kingdom NW1 6XE

 Panther Oil Tools, Ltd(4).  . . . . . . . . . . . . . . . .            1,200,000                 9.719%
 Sydney Vane House
 P. O. Box 201
 Rue Du Commerce
 St. Peter Port
 Guernsey, Channel Islands

 Larry D. Armstrong(5)(6)  . . . . . . . . . . . . . . . . .             614,288                  4.975%

 Eugene L. Butler(6) . . . . . . . . . . . . . . . . . . . .              6,500                     *

 Frank J. Wall(2)  . . . . . . . . . . . . . . . . . . . . .              29,858                    *

 Rittie W. Milliman, Sr.(7)  . . . . . . . . . . . . . . . .              17,000                    *
 Joe R. Nemec(2) . . . . . . . . . . . . . . . . . . . . . .             150,543                  1.219%

 John Roane(2) . . . . . . . . . . . . . . . . . . . . . . .              50,267                    *

 John M. Le Seelleur(8)  . . . . . . . . . . . . . . . . . .              83,333                    *
 Bill M. Van Meter . . . . . . . . . . . . . . . . . . . . .               -0-                     -0-

 All directors and executive officers as a group (11
 persons)(9)   . . . . . . . . . . . . . . . . . . . . . . .             973,789                  7.887%


---------------

*Less than one percent


(1) Mr. Ponder's ownership of shares of the Company's Common Stock is determined based on the best of the Company's knowledge and the information contained in a Form 4 filed March 6, 1996.

(2) Includes 16,500 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.

(3) Based on the information provided to the Company in a letter dated December 9, 1996 from a broker representing Mr. Hekmat.

(4) Mr. John M. Le Seelleur, a director of the Company, is the owner of 70% of the issued and outstanding shares of capital stock of Panther Oil Tools, Ltd. and may be deemed to be the beneficial owner of such shares.

(5) Includes 459,333 shares of the Company's restricted Common Stock issued to Mr. Armstrong in consideration for services rendered to the Company prior to his employment with the Company, and 145,455 shares of Common Stock issuable upon exercise of an option granted to Mr. Armstrong pursuant to his employment agreement.

(6) Includes 5,500 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.

(7) Includes 11,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.

(8) Does not include 1,200,000 shares of the Company's Common Stock issued to Panther Oil Tools, Ltd., a Jersey, Channel Islands corporation ("Panther"). Mr. Le Seelleur is the owner of 70% of the outstanding capital stock of Panther, and may be deemed to be the beneficial owner of such Shares.

(9) Includes 88,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING


PROPOSAL NO. 1: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS



         The Board has unanimously approved and recommends that the stockholders adopt certain amendments (collectively, the "Classified Board Amendments") to the Company's Certificate of Incorporation (the "Certificate"). The Classified Board Amendments are set out in Proposals No. 1, No. 2, No. 3, and No. 4 herein (the "Classified Proposals"), and unless all of the Classified Proposals are approved by the stockholders, none of them shall be adopted by the Board. Consequently, a vote against any one of the Classified Proposals may have the effect of a vote against all of the Classified Proposals. The advantages, disadvantages and effects of each of the Classified Proposals may be similar to the advantages, disadvantages and effects of other Classified Proposals. As such, certain of the discussion under any one Classified Proposal may apply to another Classified Proposal. Stockholders are urged to carefully review all discussions under the Classified Proposals.


         Exhibit A sets forth the full text of the Classified Board Amendments in the Restated Certificate of Incorporation. The description of the Classified Board Amendments is qualified in its entirety by reference to such Exhibit.

        Proposal No. 1, if approved by the stockholders and adopted by the Board, would amend the Certificate by adding provisions that would classify the Board into three classes of directors, and two directors will be elected for a term expiring at the 1998 Annual Meeting, three directors will be elected for a term expiring at the 1999 Annual Meeting and the remaining three directors will be elected for a term expiring at the 2000 Annual Meeting (and in each case until their respective successors are duly elected and qualified). Starting with the 1998 Annual Meeting, one class of directors will be elected each year for a three-year term. If Proposal No. 15 is not adopted, all directors will be elected to serve until the 1998 Annual Meeting and until their successors are elected and qualified. See "Proposal No. 7: Election of Directors."

         If at any time the size of the Board is changed, the increase or decrease in the number of directors would be apportioned among the three classes to make all classes as nearly equal as possible. The Board has no present plans, arrangements, commitments or understandings with respect to increasing or decreasing the size of the Board or of any class of directors.

         A classified Board could moderate the pace of any change in control of the Board by extending the time required to elect a majority of the directors. At least two annual meetings, instead of one, will be required to effect a change in control of the Board. The Board believes that the longer time required to elect the majority of the Board will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. Although the Company has had no difficulty in the past in maintaining continuity, the Board considers it advisable to provide the additional assurance of continuity that is afforded by the classification of directors.

         It should be noted also that the classification provision will apply to every election of directors, whether or not a change in the Board would be beneficial to the Company and its stockholders and whether or not a majority of the Company's stockholders believes that such a change would be desirable. Therefore, adoption of the Amendment may have significant effects on the ability of the stockholders of the Company to change the composition of the incumbent Board.

ADVANTAGES AND DISADVANTAGES OF CLASSIFIED BOARD AMENDMENTS

        The Classified Board Amendments have both advantages and disadvantages to stockholders. The Classified Board Amendments do not, and are not intended to, prevent a purchase of all or a majority of the equity securities of the Company, whether pursuant to open-market purchases, negotiated purchases from large stockholders or an unsolicited bid for all or part of the securities of the Company. Rather, the Board believes that the Classified Board Amendments will discourage disruptive tactics and encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board. The Board believes that it will therefore be in a better position to protect the interests of all the stockholders. Furthermore, the stockholders of the Company will have a more meaningful opportunity to evaluate any such action. Although the Classified Board Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board, the overall effect of the Classified Board Amendments may be to discourage a third party from making a tender offer for a portion or all of the Company's Common Stock, or otherwise attempting to obtain a substantial position in the equity securities of the Company, by preventing such third party from immediately removing and replacing the incumbent directors.

        To the extent any potential acquirors are deterred by the Classified Board Amendments, the Classified Board Amendments may have the effect of preserving the incumbent management in office. The proposed amendments may also serve to benefit incumbent management by making it more difficult to remove management even when the only reason for the proposed change of control or the stockholder action may be the unsatisfactory performance of the present directors. In addition, since the classified Board Amendments are in part designed to discourage accumulations of large blocks of the Company's voting shares by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuations in the market price of such voting shares that are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.

        Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and its stockholders. However, the Board feels that the benefits of seeking to protect the ability of the Company to negotiate effectively, through directors who have previously been elected by the stockholders as a whole and are familiar with the Company, outweigh any disadvantage of discouraging such unsolicited proposals.

        The Classified Board Amendments are not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company. The Board is recommending the adoption of the classified Board Amendments in order to further continuity and stability in the leadership and policies of the Company and to discourage certain types of tactics that could involve actual or threatened changes of control that are not in the best interests of the stockholders. Because of the time associated with obtaining stockholder approval, the Company believes it is inadvisable to defer consideration of the Classified Board Amendments until a takeover threat is pending. Once a specific threat exists, the time required to adopt the Classified Board Amendments may render their adoption impractical prior to the completion of the takeover. Further, the absence of a specific threat permits stockholders to consider the merits of the Classified Board Amendments outside the pressured atmosphere of a takeover threat. For these reasons, the Company believes it is prudent to consider the Classified Board Amendments at this time. Other than as disclosed herein, the Board does not currently contemplate recommending the adoption of any further amendments to the Certificate or Bylaws or any other action designed to affect the ability of third parties to take over or change control of the Company.

EXISTING ANTI-TAKEOVER PROVISIONS OF THE CERTIFICATE, BYLAWS AND DELAWARE

        The Company's Certificate and Bylaws currently do not contain any provisions intended by the Company to have, or to the knowledge of the Board having, any anti-takeover effect. In addition, the Certificate does not currently provide for cumulative voting by the stockholders.

        The Company is subject to Section 203 of the Delaware General Corporation Law (the "Anti-Takeover Law") regulating corporate takeovers. The Anti-Takeover Law prevents certain Delaware corporations from engaging, under certain circumstances, in a "business combination" (which includes a merger or sale of more than 10% of the corporation's assets) with any "interested stockholder" (a stockholder who acquired 15% or more of the corporation's outstanding voting stock without the prior approval of the corporation's board of directors) for three years following the date that such stockholder became an "interested stockholder." A Delaware corporation may "opt out" of the Anti-Takeover Law with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholder's amendment approved by at least a majority of the outstanding voting shares. The Company has not "opted out" of the provisions of the Anti-Takeover Law, nor does the Company currently contemplate recommending the stockholders approve an amendment to the Certificate to provide for the "opting out" of the Anti-Takeover Law.

         Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to adopt this Proposal No. 1. Unless all of the Classified Proposals are approved by the stockholders, none of them shall be adopted by the Board. Consequently, a vote against any one of the Classified Proposals may have the effect of a vote against all of the Classified Proposals. With respect to the proposal to amend the Company's Certificate of Incorporation to provide for the classification of directors, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for classification of directors. THE

BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.


PROPOSAL NO. 2: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT ANY VACANCY ON THE BOARD OF DIRECTORS SHALL BE FILLED ONLY BY THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE REMAINING DIRECTORS.



         Currently, a vacancy on the Board, including a vacancy created by an increase in the number of directors, may be filled by a majority vote of the remaining directors, and that the newly-elected director shall serve until the next annual meeting of stockholders. Under Proposal No. 2, if approved by the stockholders and adopted by the Board, shall amend the Certificate to provide that a vacancy on the Board, including a vacancy created by an increase in the number of directors, occurring prior to the expiration of the term in office of the class in which such vacancy occurs, shall be filled only by the affirmative vote of two-thirds of the remaining directors. In addition, Proposal No. 2 would provide any director elected to the Board to replace another director will hold office for the unexpired term of the director he replaced; a director elected by the Board to fill a vacancy created by an increase in the number of directors he replaced; a director elected by the Board to fill a vacancy created by an increase in the number of directors will hold office until the next election for the class to which he was elected.



         For a discussion of the advantages and disadvantages of Proposal No. 2, including possible "anti-takeover" effects and other potential adverse consequences to the stockholders, see "Proposal No. 1: Amendment of the Company's Certificate of Incorporation to provide for a Classified Board of Directors."



         Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to adopt this Proposal No. 2. Unless all of the Classified Proposals are approved by the stockholders, none of them shall be adopted by the Board. Consequently, a vote against any one of the Classified Proposals may have the effect of a vote against all of the Classified Proposals. With respect to the proposal to amend the Company's Certificate of Incorporation to provide that any vacancy on the Board of Directors shall be filled by the affirmative vote of two-thirds of the remaining Directors, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for classification of directors. THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.



PROPOSAL NO. 3: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
TO PROVIDE THAT THE NUMBER OF DIRECTORS BE BETWEEN THREE AND TWELVE, AND ANY INCREASE SHALL REQUIRE THE VOTE OF TWO-THIRDS OF THE DIRECTORS.



         The Bylaws now provide that the number of directors shall be fixed in such manner as shall be determined by the vote of a majority of the Board then in office, but shall not be less than three nor more than twenty. The number of directors is currently set at eight and each is elected annually for a one-year term. If approved by the stockholders and adopted by the Board, Proposal No. 3 would amend the Certificate to provide that the number of directors comprising the Board shall be a number not less than three nor greater than 12 and that any increase in the number of directors shall require the approval of two-thirds of the directors.



         The Board has no present plans, arrangements, commitments or understandings with respect to increasing or decreasing the size of the Board or of any class of directors.



         For a discussion of the advantages and disadvantages of Proposal No. 3, including possible "anti-takeover" effects and other potential adverse consequences to the stockholders, see "Proposal No. 1: Amendment of the Company's Certificate of Incorporation to provide for a Classified Board of Directors".



         Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to adopt this Proposal No. 3. Unless all of the Classified Proposals are approved by the stockholders, none of them shall be adopted by the Board. Consequently, a vote against any one of the Classified Proposals may have the effect of a vote against all of the Classified Proposals. With respect to the proposal to amend the Company's Certificate of Incorporation to provide that the number of Directors be between three and twelve, and any increase shall require the vote of two-thirds of the Directors, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for classification of directors. THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.



PROPOSAL NO. 4: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE STOCKHOLDER VOTE TO REPEAL OR AMEND THE CLASSIFIED BOARD AMENDMENTS SHALL BE INCREASED FROM A MAJORITY TO TWO-THIRDS OF THE COMPANY'S COMMON STOCK.



         Under the Delaware General Corporation Law, amendments to the certificate of incorporation require the approval of the holders of a majority of the outstanding shares entitled to vote thereon and, in certain cases, of a majority of the outstanding shares of each class entitled to vote thereon as a class. The Delaware General Corporation Law also permits provisions in a corporation's certificate of incorporation that require a greater vote than the vote otherwise required by law for any corporation action. Proposal No. 4, if approved by the stockholders and adopted by the Board, would amend the Certificate to provide that the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon would be required for the amendment or repeal of, or the adoption of any provisions inconsistent with, the Classified Board Amendments.



         The requirement of an increased stockholder vote for amendment of the provisions contained in the Classified Board Amendments is designed to prevent a stockholder with a majority of the Company's stock from avoiding the requirements of the Classified Board Amendments by simply amending the Certificate to delete all of these provisions.



         For further discussion of the advantages and disadvantages of Proposal No. 4, including possible "anti-takeover" effects and other potential adverse consequences to the stockholders, see "Proposal No. 1: Amendment of the Company's Certificate of Incorporation to provide for a Classified Board of Directors."



         Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to adopt this Proposal No. 4. Unless all of the Classified Proposals are approved by the stockholders, none of them shall be adopted by the Board. Consequently, a vote against any one of the Classified Proposals may have the effect of a vote against all of the Classified Proposals. With respect to the proposal to amend the Company's Certificate of Incorporation to provide that the stockholder vote to repeal or amend the Classified Board Amendments shall be increased from a majority to two-thirds of the Company's Common Stock, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for classification of directors. THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.



PROPOSAL NO. 5: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK.


         The Company's Certificate of Incorporation does not currently authorize the issuance by the Company of any shares of preferred stock. On January 20, 1997, the Board approved a proposed amendment to the Company's Certificate of Incorporation which would, if approved by the stockholders, create and authorize 5,000,000 shares of preferred stock, $.01 par value ("Preferred Stock"), of the Company. The text of the proposed Article Fourth is set out in Exhibit A attached.

         The proposed creation and authorization of Preferred Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares of Preferred Stock is available for general corporate needs. The availability of shares of Preferred Stock for issue, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in taking corporate action.

         The newly authorized Preferred Stock may be used by the Company for any proper corporate purpose. Such purposes might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions presently under review by the Board which contemplate the issuance of Preferred Stock by the Company.

         If approved by the stockholders, the Preferred Stock will be available for issue from time to time for such purposes and consideration as the Board may approve and no further vote of the stockholders of the Company will be required, except as required under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system, such as the NASDAQ Small-Cap Market, on which the shares of the Company are at the time listed or quoted.

         The Board would authorize the Company's Certificate of Incorporation, as amended, without the necessity of further action or authorization by the Company's stockholders, except as provided under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system on which the shares of the Company are at the time listed or quoted, to issue Preferred Stock from time to time in one or more series or classes, and to fix by resolution the designations, relative rights, preferences and limitations of each such series or class. Each series or class of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends, sinking fund provisions and conversion, voting, redemption and liquidation rights, senior to the Common Stock.

         It is not possible to state the precise effects of the authorization of shares of Preferred Stock upon the rights of the holders of the Company's Common Stock until the Board determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on the Common Stock; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Stock had voting rights;
(d) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

         Although the Board would authorize the issuance of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of authorized Preferred Stock could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Stock.
In addition, the issuance of shares of Preferred Stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Stock were issued in response to a potential takeover. In addition, additional issuances of authorized Preferred Stock can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions.

         The affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required to adopt the proposed amendment to the Company's Certificate of Incorporation creating and authorizing a class of Preferred Stock of the Company. If the amendment is not approved by the stockholders, the Company will have no Preferred Stock authorized. With respect to the proposal to amend the Company's Certificate of Incorporation to create shares of Preferred Stock, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to create shares of Preferred Stock. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.


PROPOSAL NO. 6: AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ALLOW FOR LIMITATION OF LIABILITY OF THE COMPANY'S DIRECTORS.


         On January 20, 1997, the Board approved a proposed amendment to the Company's Certificate of Incorporation to add an Article Sixth which would, if approved by the stockholders, limit the personal liability of its directors to the Company or its stockholders for monetary damages for breach of their fiduciary duty to the fullest extent permitted by the Delaware General Corporation Law.

         The text of the proposed added Article Sixth to the Company's Certificate of Incorporation is set out in Exhibit A, attached.

         As permitted by the Delaware General Corporation Law and if approved by the Company's stockholders, the Company's Certificate of Incorporation would include a provision that eliminates the personal liability of its directors to the Company or its stockholders for monetary damages for breach of their fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law. The Delaware Corporation Law does not permit liability to be eliminated (i) for any breach of a director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions, as provided in Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. In addition, as permitted in Section 145 of the Delaware General Corporation Law, the Certificate of Incorporation of the Company would provide that the Company shall indemnify its directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law, including those circumstances in which indemnification would otherwise be discretionary, subject to certain exceptions. The Certificate of Incorporation would also provide that the Company may advance expenses to directors and executive officers incurred in connection with an action or proceeding as to which they may be entitled to indemnification, subject to certain exceptions.

         The proposal will be approved if approved by the vote of a majority of the shares present in person or by proxy at the meeting, provided that the total shares present at the meeting constitute a quorum. With respect to the proposal to amend the Company's Certificate of Incorporation to provide for limitation of liability of directors, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for the limitation of liability of directors. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.


PROPOSAL NO. 7: ELECTION OF DIRECTORS.



         At the Annual Meeting of Stockholders, eight directors are to be elected. If the Classified Board Amendments (see Proposals No. 1, No. 2, No. 3 and No. 4 described above) are approved by the stockholders, the Board will be divided into three classes and the directors will be elected to hold office for terms of one, two or three years, in accordance with the classifications indicated below and until their successors are elected and qualified.


                 Class I Directors with terms expiring in 1998:
                     Rittie W. Milliman, Sr., Frank J. Wall

                Class II Directors with terms expiring in 1999:
               Eugene L. Butler, John M. Le Seelleur, John Roane

                Class III Directors with terms expiring in 2000:
              Larry D. Armstrong, Bill M. Van Meter, Joe R. Nemec


         In the event the Classified Proposals are not approved by the stockholders, each of the nominees, if elected, will serve until the next annual meeting of stockholders and until his successor is elected and qualified.


         It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of the eight nominees named above unless otherwise indicated thereon. Each of the nominees is now a Director of the Company and is standing for reelection. The Board has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board may recommend.

BOARD OF DIRECTORS

         The business of the Company is managed by or under the direction of the Board and its committees. The Board establishes corporate policies, approves major business decisions and monitors the performance of the Company's management. The day-to-day management functions and operating activities of the Company are performed by the Company's full-time officers and executive employees.

COMMITTEES OF THE BOARD OF DIRECTORS


         During fiscal 1996, the Audit Committee of the Board was composed of two independent directors, Joe R. Nemec and Michael Morgan, and one employee director, Charles Greenwood. The Audit Committee recommends the selection of and confers with the Company's independent accountants regarding the scope and adequacy of annual audits, reviews reports from the independent accountants and meets with the independent accountants and with the Company's financial personnel to review the adequacy of the Company's accounting principles, financial controls and policies. During fiscal 1997, the Audit Committee is composed of Joe Nemec, John Le Seelleur and Bill Van Meter. The entire Board currently performs the nominating committee functions. When performing nominating committee functions, the Board's duties include developing a policy on the size and composition of the Board and criteria relating to candidate selection, and identifying candidates for Board membership. During fiscal

1996, the Compensation Committee of the Board was composed of two independent directors, Joe R. Nemec and Michael Morgan, and one employee director, Larry D. Armstrong. Generally, the Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of direct salaries and incentive compensation to officers of the Company and administers the Company's stock option plans. In fiscal 1996, the entire Board performed the functions of the Compensation Committee. In fiscal 1997, the Compensation Committee is composed of three (3) non-employee directors, John Roane, Bill Van Meter and Rittie W. Milliman, and it shall perform the function of the Compensation Committee.



COMPENSATION OF DIRECTORS

         During fiscal 1996, directors received $200 compensation per meeting attended. The Board changed this policy in October 1996, and directors who are not officers or employees of the Company now receive $500 compensation per meeting for their services as members of the Board. In addition, directors are entitled to receive options to acquire 5,500 shares of the Company's Common Stock as of each annual stockholders' meeting date pursuant to the Company's 1994 Directors' Stock Option Plan. The Company also reimburses its directors for expenses incurred in attending each Board meeting.

ATTENDANCE AT MEETINGS

         In fiscal 1996, the Board met 7 times, the Audit Committee met 1 time, and the Compensation Committee did not meet. All directors attended 75 percent or more of the aggregate number of meetings of the Board and of the respective committees of which they are members.

         The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote shall be elected as directors. All shares to be voted by proxy will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for classification of directors. THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES PROPOSED.


PROPOSAL NO. 8: APPROVAL OF THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN.


DESCRIPTION OF 1997 LONG-TERM INCENTIVE PLAN

         On January 20, 1997, the Board adopted the 1997 Long-Term Incentive Plan (the "Incentive Plan"), subject to the approval of the Company's stockholders. A complete copy of the Incentive Plan is attached hereto as Exhibit B. The following description of the Incentive Plan is qualified in its entirety by reference to Exhibit B, which is hereby incorporated herein by reference as if fully set forth herein. Upon stockholder approval of the Incentive Plan, the existing stock option plans of the Company will terminate.

         The Incentive Plan is intended to advance the best interests of the Company, its subsidiaries and its stockholders by attracting, retaining and motivating key employees. The Incentive Plan provides for the grant of stock options (which may be non-qualified stock options or incentive stock options for tax purposes), stock appreciation rights issued independent of or in tandem with such options ("SARs"), restricted stock awards and performance awards to certain key employees of the Company and its subsidiaries, thereby increasing the personal stake of such key employees in the continued success and growth of the Company. There are approximately 40 key employees of the Company and its subsidiaries eligible to participate in the Incentive Plan.

         The Incentive Plan will be administered by the Compensation Committee or other designated committee of the Board (the "Committee"), which consists solely of two or more non-employee directors of the Company who are disinterested within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee will have broad authority to interpret and administer the Incentive Plan, including the power to grant and modify awards and the power to limit or eliminate its discretion as it may deem advisable to comply with or obtain preferential treatment under any applicable tax or other law, rule or regulation. The Committee will also have broad authority to accelerate the vesting of an award or the time at which any award is exercisable or to waive any condition or restriction on the vesting, exercise or receipt of any award. The Board may at any time amend, suspend, discontinue or terminate the Incentive Plan without stockholder approval or approval of participants, subject to certain limitations.

         Initially, 1,500,000 shares of Common Stock will be available for issuance under the Incentive Plan. In addition, as of January 1 of each year the Incentive Plan is in effect, if the total number of shares of Common Stock issued and outstanding, not including any shares issued under the Incentive Plan, exceeds the total number of shares of Common Stock issued and outstanding as of January 1 of the preceding year (or, for 1997, as of the commencement of the Incentive Plan), the number of shares available will be increased by an amount such that the total number of shares available for issuance under the Incentive Plan equals 10% of the total number of shares of Common Stock outstanding, not including any shares issued under the Incentive Plan. Lapsed, forfeited or canceled awards will not count against these limits. Cash exercises of SARs and cash settlement of other awards will also not be counted against these limits but the total number of SARs and other awards settled in cash shall not exceed the total number of shares authorized for issuance under the Incentive Plan (without reduction for issuances).

         The aggregate number of shares of Common Stock subject to stock options or SARs that may be granted to any one participant in any one year under the Incentive Plan shall be 100,000 (subject to certain adjustment provisions relating to changes in capitalization). The aggregate number of shares of Common Stock that may be granted to any one participant in any one year in respect of restricted stock shall be 100,000 (subject to certain adjustment provisions relating to changes in capitalization). The aggregate number of shares of Common Stock that may be received by any one participant in any one year in respect of a performance award shall be 100,000 (subject to certain adjustment provisions relating to changes in capitalization) and the aggregate amount of cash that may be received by any one participant in any one year in respect to a performance award shall be $500,000.

         Stock Options

         The Committee is authorized to determine the terms and conditions of all option grants, which may be of incentive stock options subject to the limits of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. The aggregate number of shares of Common Stock that are available for incentive stock options granted under the Incentive Plan is 1,500,000 (subject to certain adjustment provisions relating to changes in capitalization). Stock options may be awarded subject to time, performance or other vesting limitations imposed by the Committee. The term of an incentive stock option shall not exceed ten years from date of grant. The exercise price of an option shall be determined by the Committee upon the option grant, provided that the exercise price of incentive stock options shall be no less than the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in a manner specified by the Committee (which may include payment in cash, Common Stock, a combination thereof, or by "cashless exercise").

         Stock Appreciation Rights

         The Committee is authorized to grant SARs independent of or in tandem with options under the Incentive Plan. The terms, conditions and exercise price of SARs granted independent of options under the Incentive Plan will be determined by the Committee on the date of grant. A tandem SAR can be exercised only to the extent the option with respect to which it is granted is then exercisable and is subject to the same terms and conditions as the option to which it is related. An option related to a tandem SAR will terminate automatically upon exercise of the tandem SAR. Similarly, when an option is exercised, the tandem SARs relating to the shares covered by such option exercise shall terminate. Any tandem SAR which is outstanding on the last day of the term of the related option will be automatically exercised on such date for cash.

         Upon exercise of an SAR, the holder will be entitled to receive, for the number of shares referenced by the SAR, an amount per share (the "appreciation") equal to the difference between the base price per share (which shall be the exercise price per share of the related option in the case of a tandem SAR) and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the SAR. The appreciation will be payable in cash, Common Stock or a combination of both at the discretion of the Committee.

         Restricted Stock

         The Committee is authorized to award restricted stock under the Incentive Plan subject to such terms and conditions as the Committee may determine consistent with the Incentive Plan. The Committee has the authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock and the date or dates on which the restricted stock will vest. The number of shares and vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company or its subsidiaries or upon the attainment of specified performance objectives based on increases in share prices, operating income, net income or cash flow thresholds, return on common equity or any combination of the foregoing.

         Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name. The Committee will determine whether an employee will have the right to vote and/or receive dividends on the restricted stock before it vests. No share of restricted stock may be sold, transferred, assigned or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. Except as otherwise specified in the grant of a restricted stock award, in the event of an employee's termination of employment before all his or her restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock that have not vested will be forfeited and any purchase price paid by the employee will be returned to the employee. At the time the restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the employee's estate, in the event of the employee's death), free of all restrictions.

         Performance Awards

         The Committee is authorized to grant performance awards, which are payable in stock, cash or a combination thereof, at the discretion of the Committee. An employee to whom a performance award is granted will be given achievement objectives to be reached over a specified period of time, the "performance period." A minimum level of acceptable achievement will also be established. Achievement objectives may be described either in terms of Company-wide performance or in terms that are related to the performance of the employee or of the division, subsidiary, department or function within the Company in which the employee is employed. The Committee has the authority to determine the size of the award, frequency of awards, the date or dates when awards vest, the performance periods and the specific performance objectives to be achieved in order to receive the award. Performance objectives, however, will be based on increases in share prices, operating income, net income or cash flow thresholds, return on common equity or any combination of the foregoing.

         If at the end of the performance period the specified objectives have been fully attained, the employee will be deemed to have fully earned the performance award. If such objectives have been partially attained, the employee will be deemed to have partly earned the performance award and will become entitled to receive a portion of the total award, as determined by the Committee. If the required minimum level of achievement has not been met, the employee will not be entitled to any part of the performance award. If a performance award is granted after the start of a performance period, the award will be reduced to reflect the portion of the performance period during which the award was in effect.

         An employee (or the employee's estate, as the case may be) who, by reason of death, disability or retirement, terminates employment before the end of the performance period will be entitled to receive, to the extent earned, a portion of the award which is proportional to the portion of the performance period during which the employee was employed. An employee who terminates employment for any other reason will not be entitled to any part of the award unless the Committee determines otherwise; however, the Committee may in no event pay the employee more than that portion of the award which is proportional to his or her period of actual service.

         Federal Income Tax Consequences

         Incentive Stock Options. The grant of incentive stock options under the Incentive Plan to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his or her employment with the Company or a subsidiary, or within a specified period after termination of employment. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (i) two years from the date of grant of the incentive stock option and (ii) one year after the transfer of the shares to him (the "Waiting Period") will generally recognize long term capital gain or loss on the sale.

         An employee who disposes of his or her incentive stock option shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over
(b) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

         The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option or the sale of incentive stock option shares after the Waiting Period. If an employee disposes of his or her incentive stock option shares in an Early Disposition, the Company will be entitled to deduct the amount of ordinary income recognized by the employee.

         Non-Qualified Stock Options. The grant of non-qualified stock options under the Incentive Plan will not result in the recognition of any taxable income by the employee. An employee will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the difference between
(i) the fair market value on the date the shares were acquired and (ii) the exercise price. The tax basis of these shares for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the non-qualified stock option is subject to federal and state income and employment tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the employee on the exercise of a non-qualified stock option.

         Stock Appreciation Rights. Stock Appreciation Rights granted under the Incentive Plan do not result in taxable income to the employee at that time. The issuance of shares of Common Stock or the payment of cash, without other payment by the recipient, will be treated as additional compensation for services to the Company. The employee will recognize taxable income equal to cash received or the fair market value of the shares on the date of receipt, which becomes the tax basis in a subsequent sale. Generally, the Company will be entitled to a corresponding deduction in an amount equal to the income recognized by the employee.

         Restricted Stock Grants. Restricted stock granted under the Incentive Plan generally will not be taxed to the recipient, nor deductible by the Company, at the time of grant. Restricted Stock Grants involve the issuance of stock to an employee subject to specified restrictions as to sale or transferability of the stock and/or subject to a substantial risk of forfeiture. On the date the restrictions lapse, or the performance goals are met, and the stock becomes transferable or not subject to a substantial risk of forfeiture, whichever is applicable, the recipient recognizes ordinary income equal to the excess of the fair market value of the stock on that date over the purchase price paid for the stock, if any. The employee's tax basis for the stock includes the amount paid for the stock, if any, and the income recognized. Generally, the Company will be entitled to a corresponding tax deduction in an amount equal to the income recognized by the employee.

         Performance Awards. Performance awards involve the issuance of shares of stock, cash or a combination of both, without any payment, as compensation for services to the Company only after satisfaction of specified performance goals established by the Committee and certification by the Committee, prior to payment, that the goals have been satisfied. Generally, the Company will be entitled to a corresponding tax deduction in an amount equal to and in the year income is recognized by the employee. See following discussion of "performance based" compensation.

         The Incentive Plan will be approved if approved by the vote of a majority of the shares present in person or by proxy at the meeting, provided that the total shares present at the meeting constitute a quorum. With respect to the proposal to approve the Incentive Plan, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to approve the Incentive Plan. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.


                   CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Hairston, Kemp, Sanders & Stich, P.C., certified public accountants ("Hairston") served as the independent auditors of the Company until January 8, 1996, at which time the Company replaced the firm now known as Kemp & Stich, P.C. with William B. Sanders, C.P.A. ("Sanders") as the principle accountant of the Company (See Form 8-K dated January 8, 1996). On April 10, 1996, Sanders was replaced by Arthur Andersen LLP ("Andersen"). The decision to change accountants was recommended by the Board.

         In connection with the audits of the two fiscal years ended August 31, 1995, and the subsequent interim period through April 10, 1996, there were no disagreements with Hairston or Sanders on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         Other than a qualification of opinion as to the Company's ability to continue operations as a going concern due to recurring losses from continuing operations for the past three years contained in the independent auditor's report filed by Hairston in connection with the Company's consolidated financial statements for the fiscal years ended August 31, 1995, and August 31, 1994, and a qualification of opinion regarding the recovery of the Company's cost of its Azerbaijan operations contained in the 1994 independent auditor's report, the audit reports of Hairston on the consolidated financial statements of the Company as of and for the years ended August 31, 1994 and 1995, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         On April 10, 1996, Andersen was engaged to audit the financial statements of the Company for its fiscal year ended August 31, 1996. The Company has authorized Sanders to respond fully to inquiries of Andersen. The Company did not contact Andersen during the Company's two most recent fiscal years, or any subsequent interim period, regarding (1) any disagreement with Sanders or Hairston or (2) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. Prior to its agreement, Andersen was neither asked for, nor has it expressed any opinion on any accounting issues concerning the Company.


PROPOSAL NO. 9: PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT PUBLIC
ACCOUNTANTS.


         The Board desires to obtain stockholders' ratification of the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants to audit the financial statements of the Company for the year ending August 31, 1997. Representatives of Arthur Andersen LLP will be present at the meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement should they desire to do so.

         The proposal will be approved if approved by the vote of a majority of the shares present in person or by proxy at the meeting, provided that the total shares present at the meeting constitute a quorum. With respect to the proposal to ratify the approval of Arthur Andersen LLP as the Company's independent accountants, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to ratify the approval of Arthur Andersen LLP as the Company's independent accountants. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.


                              FURTHER INFORMATION

BOARD OF DIRECTORS

         The following table sets forth certain information with respect to the directors:

                                                                                   DIRECTOR
                                                                                   --------
            NAME          AGE                          POSITION                     SINCE
            ----          ---                          --------                     -----
 Larry D. Armstrong       56         President, Chief Executive Officer and          1995
                                     Chairman of the Board

 Eugene L. Butler         55         Executive Vice President, Chief Financial       1996
                                     Officer and Director

 Frank J. Wall            41         Senior Vice President of Operations and         1990
                                     Director

 John  M. Le Seelleur     46         Director                                        1996

 Bill M. Van Meter        63         Director                                        1996

 Rittie W. Milliman, Sr.  43         Director                                        1994

 Joe R. Nemec             53         Director                                        1986

 John Roane               67         Director                                        1985


         There are no family relationships among any director listed, and there are no arrangements or understandings pursuant to which any of them were elected as officers. In connection with the Company's acquisition of Panther Oil Tools, Ltd., Mr. Le Seelleur was elected to serve as a Director of the Company. Except for Mr. Le Seelleur, there are no arrangements or understandings pursuant to which any of these persons were elected as officers or directors. Officers are elected annually by the Board at its first meeting following the annual meeting of stockholders, each to hold office until the corresponding meeting of the Board in the next year or until his successor shall have been elected or shall have been qualified.



LARRY D. ARMSTRONG was employed as President and Chief Operating Officer and Director effective June 1, 1995 and was elected Chairman of the Board and Chief Executive Officer in April 1996. Mr. Armstrong has been involved in the oilfield rental and fishing tool business since 1963, in which year he founded his own company which was later acquired by PETCO in 1978, a NASDAQ-listed company. He served PETCO in several executive positions and as chief operating officer until 1983. After leaving PETCO, he acted as chief executive officer of several companies until assuming his present position.

EUGENE L. BUTLER joined the Company in February 1996 and became Executive Vice President, Chief Financial Officer and Director in April 1996. Since 1991, Mr. Butler has also served as chairman of the board and chief executive officer of Intercoastal Terminal, Inc., a company engaged in operating a petrochemical storage and terminal facility. Mr. Butler has served as a director of Powell Industries, Inc. since March 1900. From 1974 through 1991, Mr. Butler served in various executive capacities for Weatherford/Enterra, Inc., a multinational energy corporation, including director, president, chief executive officer and chief operating officer. Mr. Butler received his degree in accounting from Texas A&M University in 1963, and is a Certified Public Accountant.

RITTIE W. MILLIMAN, SR. was elected a Director in August 1994. He is President of the Milliman Group, Inc., an oilfield services and equipment firm. From March 1992 to February 1996, Mr. Milliman served as the Company's Vice-President of Wireline Operations. From 1984 to 1993 he was an independent consultant and equipment supplier for wireline logging and perforating of wells.

JOE R. NEMEC has been a Director of the Company since 1986 and is an original shareholder of the Company. Since September 1995, he has served as director of Norwest Bank Texas, Alice. From 1987 through 1995 Mr. Nemec served as Secretary of the Company. Mr. Nemec is a Certified Public Accountant and has owned his own accounting practice since 1972.

JOHN ROANE has been a Director of the Company since March 1985. He has been a fishing tool supervisor for the Company since 1981 and is an original shareholder of the Company. Prior to joining the Company in 1981, Mr. Roane was a fishing tool supervisor for Wilson Downhole. His experience includes all aspects of the drilling and production of oil and gas, as a consultant and drilling superintendent.

FRANK J. WALL has served as a Director of the Company since August 1990 and an officer since 1982. Mr. Wall has 18 years of experience in the fishing tool industry and has been with the Company since 1981. Since joining the Company, Mr. Wall has served in various executive capacities and now serves as Senior Vice President of Operations.

JOHN M. LE SEELLEUR has been a Director of the Company since October 1996 and is the owner of Petresearch International, Inc., an oil exploration joint venture and farm-out advisory firm headquartered in Aberdeen, Scotland. Mr. Le Seelleur is the former chairman of Panther Oil Tools, Ltd., a wholly-owned subsidiary of the Company. Mr. Le Seelleur has over 20 years of experience in oilfield operations and management throughout the North Sea and Middle East. Mr. Le Seelleur holds a diploma in business studies from Kingston College, London.

BILL M. VAN METER has been a Director of the Company since October 1996. Mr. Van Meter recently retired from Energy Companies of ONEOK, Inc., a gas exploration, production and marketing company based in Tulsa, Oklahoma, where he had been president since 1986. Since September 1996, he has served as a director of Hallwood Consolidated Resources Co. He is also a former executive vice president of Natomas Energy Company. Mr. Van Meter earned a degree in petroleum engineering from the University of Oklahoma.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to the cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the remaining most highly compensated executive officers of the Company whose total annual salary and bonus for the fiscal year ended August 31, 1994, August 31, 1995 and August 31, 1996, was at least $100,000.


                                                                            Long-Term
                                                                          ------------
                                                                          Compensation
                                                                          ------------
                                                                             Awards
                                                                          ------------
        Name and                    Annual Compensation        Other
        --------                    -------------------      Annual          Stock          All Other
   Principal Position      Year     Salary       Bonus     Compensation    Options(#)1    Compensation($)
   ------------------     ------    ------       -----     ------------    ----------   ------------------
 Mack Ponder(2)            1994    $120,000       --        $46,432(3)        5,500          $1,531(4)
   Chairman of the         1995    $120,000       --        $46,432(3)        5,500          $1,238(4)
   Board and Chief         1996    $120,000       --        $55,553(3)        5,500          $1,422(4)
   Executive Officer

 Larry D. Armstrong(5)     1994       --          --            --             --               --
   Chairman of the         1995    $15,185        --         $1,600(6)         --           $186,604(7)
   Board, Chief            1996    $111,538       --         $8,406(6)        5,500             --
   Executive Officer and
   President


----------

1. Issued pursuant to the Company's 1994 Directors' Stock Option Plan.

2. Mr. Ponder resigned as Chairman of the Board and Chief Executive Officer of the Company in April 1996.

3. Premium on life insurance, vehicle allowance and director's fees.

4. Royalty fees paid.

5. Mr. Armstrong became President and Chief Operating Officer in June 1995 and was made Chairman of the Board, President and Chief Executive Officer in April 1996. Effective September 1, 1995, the Company entered into an employment agreement with Mr. Armstrong which provides for an annual salary of $100,000 over the next four years.

6. Includes vehicle allowance and director's fees.

7. Before his employment and not as an employee and prior to his election as President, Chief Operating Officer and Director in June 1995, Mr. Armstrong personally guaranteed a promissory note of the Company in the amount of $2,500,000 and a revolving line of credit for $500,000 and performed various services for the Company in the auction sale of excess tools and equipment. Mr. Armstrong was paid for such services by the issue of 459,333 shares of the restricted Common Stock of the Company with a value at the date of grant of $186,604. The closing market price of the Company's Common Stock on June 26, 1995 was $.94.


                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides information concerning grants of stock options by the Company to the named executive officers in fiscal 1996. The Company has not granted any stock appreciation rights.



                                    Individual Grants
----------------------------------------------------------------------------------------  Potential Realizable
                                                                                            Value at Assumed
                                             Percentage of                                Annual Rates of Stock
                                             Total Options                                Price Appreciation for
                                              Granted to                                    the Option Term
                             Options         Employees/in     Exercise Price   Expiration  -------------------
      Name                 Granted (#)1      Fiscal Year        ($/Share)         Date       5%          10%
      ----                 -----------       -----------      --------------   ----------  -------     -------
 Larry D. Armstrong           5,500              20%            $3.6875        2/16/06     $12,755     $32,323
 Mack Ponder                  5,500              20%            $3.6875        2/16/06     $12,755     $32,323

 Frank J. Wall                5,500              20%            $3.6875        2/16/06     $12,755     $32,323
 Eugene L. Butler             5,500              20%            $3.6875        2/16/06     $12,755     $32,323





1. Options were granted under the Company's 1994 Directors' Stock Option Plan and are fully exercisable.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table provides information on option exercises in fiscal 1996 by the named executive officers and the value of such officers' unexercised options at August 31, 1996.

                                                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                           SHARES                          OPTIONS/SARS                IN-THE-MONEY
                          ACQUIRED                     AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END(1)
                         ON EXERCISE     VALUE      ---------------------------   --------------------------
NAME                         (#)        REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                    -------------   --------    ---------------------------   --------------------------
Larry D. Armstrong           -0-          -0-          5,500         -0-           -0-             ---
Mack Ponder                  -0-          -0-         16,500         -0-          $7,133           ---
Eugene L. Butler             -0-          -0-          5,500         -0-           -0-             ---
Frank J. Wall                -0-          -0-         16,500         -0-          $7,133           ---

1. The "value" of any option set forth in the table above is determined by subtracting the amount which must be paid upon exercise of the options from the market value of the underlying Common Stock as of August 31, 1996 (based on the closing sales price as reported by the NASDAQ
    Small-Cap Market).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 1996, the entire Board performed the functions of the Compensation Committee. During this period, Mr. Armstrong, Mr. Ponder, Mr. Wall and Mr. Butler were executive officers of the Company. The Compensation Committee is now comprised of Mr. Roane, Mr. Van Meter and Mr. Milliman.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than ten percent of the Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that through the end of its fiscal year ended August 31, 1996, its officers, directors and holders of more than ten percent of the Common Stock complied with the Section 16(a) filing requirements with the following exceptions:
Larry D. Armstrong and Mack Ponder each filed one Form 4 late.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph shall not be incorporated by reference into any such filings.


                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

         During fiscal 1996, the Company had no formal compensation policies with respect to executive officers. Because there are no formal compensation policies in place, the compensation of executive officers was determined by the entire Board based generally on the qualifications and prior experience of the executive officers. The following paragraphs set forth the basis of the compensation paid in fiscal 1996 to Mack Ponder and Larry D. Armstrong.

         In April 1996, the Board elected Larry D. Armstrong as Chairman of the Board, President and Chief Executive Officer of the Company. At that time, the Board established Mr. Armstrong's salary at $111,538 per year for the remainder of fiscal 1996. The Board set Mr. Armstrong's compensation package based on the key role he was to hold within the Company and in view of competitive compensation packages offered to his peer group in the industry.

         For fiscal 1996, the Board set Mr. Ponder's salary at $120,000 per year. The Board set Mr. Ponder's compensation package based on the key role he was to hold within the Company and in view of competitive compensation packages offered to his peer group in the industry.


                             COMPENSATION COMMITTEE


                              Larry D. Armstrong
                                 Joe R. Nemec
                           Rittie W. Milliman, Sr.
                                  John Roane
                                Michael Morgan
                                 Mack Ponder
                                  Frank Wall
                              Charles Greenwood




                           PERFORMANCE GRAPH TO COME





                                                    LEGEND

   Symbol     CRSP Total Returns Index for:        08/30/91  08/30/92  08/30/93  08/30/94  08/30/95  08/30/96
   ------     ----------------------------         --------  --------  --------  --------  --------  --------
  ----- [ ]   Ponder Industries, Inc.               100.0      76.3      73.2     69.6      21.4       64.3

  ... __ .*   Nasdaq Stock Market (US Companies)    100.0     108.5     143.1     148.9     200.5     226.1

  ------- o   NASDAQ Stocks (SIC 7350-7359 US       100.0     144.0     258.5     260.5     301.1     370.0
              Companies) Miscellaneous Equipment
              Rental and Leasing

  NOTES:

     A. The lines represent index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to $100.0 on 08/30/91.
     E. No trading activity recorded for Ponder Industries, Inc. from 01/23/93 to 01/26/93.


                             EMPLOYMENT AGREEMENTS

         The Company and Larry Armstrong entered into an employment agreement on September 1, 1995, which terminates August 31, 1999. Under the agreement, Mr. Armstrong receives $100,000 per annum, and if the Company achieves certain financial criteria, stock options granting him the right to purchase up to $100,000 of Common Stock. Such options immediately vest and expire after three
(3) years. They may be exercised at the opening market price of Common Stock on the first day of the fiscal year in which they were granted.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 4, 1996, 500,000 shares of the Company's Common Stock were granted to Mr. Ponder in consideration of his years of service to the Company, continued personal guarantees of Company indebtedness and his return to the

Company of options to purchase up to 2,000,000 shares of the Company's Common Stock at an exercise price of $5.25 per share. The closing market price of the Company's Common Stock on April 4, 1996 was $4.94. On or about the same date, the Company retained Mr. Ponder's services as a consultant at a salary of $120,000 per annum.


         Effective April 1, 1996, the Company acquired Panther Oil Tools (UK), Ltd., an England corporation ("Panther (UK)"), and substantially all of the assets of Villain, Ltd., a Guernsey corporation ("Villain"). Panther Oil Tools, Ltd., a Jersey Channel Islands corporation ("Panther"), as the sole stockholder of Panther (UK), received 1,200,000 shares of the Company's restricted Common Stock and $250,000 in cash in exchange for all of the issued and outstanding capital stock of Panther (UK). Panther was also granted certain "piggy-back" registration rights and an undertaking by the Company to provide the stockholders of Panther with equivalent registration rights as those granted to Panther in the event that Panther should be dissolved and such Common Stock is distributed to the stockholders of Panther. Additionally, $1,000,000 in cash was paid for the acquisition of substantially all of the assets of Villain. All of the outstanding shares of capital stock of Villain were owned by John M. Le Seelleur, a director and stockholder of the Company. Mr. Le Seelleur also owns 70% of the outstanding capital stock of Panther. In addition, Mr. Le Seelleur purchased, pursuant to a Subscription Agreement dated May 23, 1996, 83,333 shares of the Company's Common Stock for an aggregate purchase price of $250,000.




         In September 1995, the Company acquired Armstrong Tool, Inc. from Martha Gail Armstrong, the wife of Larry D. Armstrong, the President and Chief Executive Officer of the Company. The consideration for the assets of Armstrong Tool, Inc. consisted of the issuance of a promissory note for $400,000 to Mr. Armstrong and the assumption by the Company of approximately $450,000 of liabilities.


                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         From time to time the stockholders of the Company submit proposals which they believe should be voted upon by the stockholders. The Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Secretary of the Company no later than October 10, 1997 in order to be considered for inclusion in the Company's 1998 proxy materials.


               MATTERS NOT DETERMINED AT THE TIME OF SOLICITATION

         The Board is not aware of any matters to come before the meeting other than those set forth above. If any other matter should come before the meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.



                                              By Order of the Board of Directors



                                              LARRY D. ARMSTRONG
                                              Chairman of the Board of Directors
Houston, Texas
Dated:  February 7, 1997

                                  EXHIBIT "A"


                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            PONDER INDUSTRIES, INC.

         Ponder Industries, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The name of the corporation is Ponder Industries, Inc. and the name under which the corporation was originally incorporated was G.D.E. Search Corporation. The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware is February 1, 1989.

         2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

         3. The text of the Restated Certificate of Incorporation as heretofore amended and supplemented is hereby restated and further amended to read in its entirety as follows:


         FIRST. The name of the corporation is Ponder Industries, Inc. (the "Company").

         SECOND. The address of the registered office of the Company is 3422 Old Capitol Trail, Suite 700, in the City of Wilmington, County of New Castle, Delaware. The name of the Company's registered agent at that office is Delaware Business Incorporators, Inc.

         THIRD. The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of stock which the corporation shall have authority to issue is 55,000,000 shares, of which 50,000,000 shares shall be common stock, $.01 par value per share, and 5,000,000 shares shall be preferred stock, $.01 par value per share. The designations, rights, preferences, privileges and voting powers of the preferred stock, and any restrictions and qualifications thereof, shall be determined by the Board of Directors.

         FIFTH. All power of the Company shall be vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

         For the management of the business and for the conduct of the affairs of the Company, and in further creation, definition, limitation and regulation of the power of the Company and of its directors and stockholders, it is further provided:

                         Section 1. Number, Election and Terms of Directors. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Company shall be fixed from time to time by the Board of Directors; provided that such number shall not be less than three nor more than twelve. Any increase in the number of directors shall require the approval of two-thirds of the current directors. The directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, each as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws, one class (Class I) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1998, another class (Class II) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1999, and another class (Class III) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2000, with the members of each class to hold office until their successors are elected and qualified or until their earlier resignation or removal. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election.

                         Section 2. Newly Created Directorships and Vacancies. Subject to the rights of any class or series of stock having a preference over Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of at least two-thirds (rounded up to the nearest whole number) of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until their earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                         Section 3. Amendment, Repeal, etc. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal, this Article FIFTH or any provision hereof."

         SIXTH. No director of the Company shall be liable to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article SEVENTH shall not eliminate or limit the liability of a director of the Company: (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Company Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

         If the General Company Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the Company, then the liability of a director of the Company shall be limited to the fullest extent permitted by the General Company Law of the State of Delaware, as so amended, and such limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director of the Company provided by the provisions of this Article SIXTH.

         Any repeal or modification of this Article SIXTH shall be prospective only and shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.



         IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed this ____ day of _________________ 1997.



                                              By:
                                                 ------------------------------
                                                 Larry D. Armstrong, President

                                  EXHIBIT "B"


                            PONDER INDUSTRIES, INC.

                            LONG-TERM INCENTIVE PLAN



                               ARTICLE I: GENERAL

         SECTION 1.1 Purpose of the Plan. The Long-Term Incentive Plan (the "Plan") of Ponder Industries, Inc. (the "Company") is intended to advance the best interests of the Company, its subsidiaries and its shareholders in order to attract, retain and motivate employees by providing them with additional incentives through (i) the grant of options ("Options") to purchase shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), (ii) the grant of stock appreciation rights ("Stock Appreciation Rights"), (iii) the award of shares of restricted Common Stock ("Restricted Stock") and (iv) the award of units payable in cash or shares of Common Stock based on performance ("Performance Awards"), thereby increasing the personal stake of such employees in the continued success and growth of the Company.

         SECTION 1.2 Administration of the Plan. (a) The Plan shall be administered by the Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least two Outside Directors. The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, to establish performance criteria in respect of Awards (as defined herein) under the Plan, to certify that Plan requirements have been met for any participant in the Plan, to submit such matters as it may deem advisable to the Company's shareholders for their approval, and to make all other determinations and take all other actions necessary or desirable for the administration of the Plan. The Committee is expressly authorized to adopt rules and regulations limiting or eliminating its discretion in respect of certain matters as it may deem advisable to comply with or obtain preferential treatment under any applicable tax or other law rule, or regulation. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

         For purposes of this Plan, "Outside Director" shall mean a non-employee director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) The Committee shall designate the eligible employees, if any, to be granted Awards and the type and amount of such Awards and the time when Awards will be granted. All Awards granted under the Plan shall be on the terms and subject to the conditions determined by the Committee consistent with the Plan.

         SECTION 1.3 Eligible Participants. Employees, including officers, of the Company and its subsidiaries (all such subsidiaries being referred to as "Subsidiaries") shall be eligible for Awards under the Plan.

         SECTION 1.4 Awards Under the Plan. Awards to employees may be in the form of (i) Options, (ii) Stock Appreciation Rights, which may be issued independent of or in tandem with Options, (iii) shares of Restricted Stock, (iv) Performance Awards, or (v) any combination of the foregoing (collectively, "Awards").

         SECTION 1.5 Shares Subject to the Plan. Initially, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,500,000. In addition, as of January 1 of each year the Plan is in effect, if the total number of shares of Common Stock issued and outstanding, not including any shares issued under the Plan, exceeds the total number of shares of Common Stock issued and outstanding as of January 1 of the preceding year (or, for 1996, as of the commencement of the Plan), the number of shares that may be issued under the Plan shall be increased by an amount such that the total number of shares of Common Stock available for issuance under the Plan equals 10% of the total number of shares of Common Stock outstanding, not including any shares issued under the Plan. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

         If any Award under the Plan shall expire, terminate or be cancelled (including cancellation upon an Option holder's exercise of a related Stock Appreciation Right) for any reason without having been exercised in full, or if any Award shall be forfeited to the Company, the unexercised or forfeited Award shall not count against the above limits and shall again become available for Awards under the Plan (unless the holder of such Award received dividends or other economic benefits with respect to such Award, which dividends or other economic benefits are not forfeited, in which case the Award shall count against the above limits). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy Federal, state or local tax liability, shall count against the above limits. Only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right shall count against the above limits, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for Awards under the Plan. Cash exercises of Stock Appreciation Rights and cash settlement of other Awards will not count against the above limits.

         The aggregate number of shares of Common Stock subject to Options or Stock Appreciation Rights that may be granted to any one participant in any one year under the Plan shall be 100,000. The aggregate number of shares of Common Stock that may be granted to any one participant in any one year in respect of Restricted Stock shall be 100,000. The aggregate number of shares of Common Stock that may be received by any one participant in any one year in respect of a Performance Award shall be 100,000 and the aggregate amount of cash that may be received by any one participant in any one year in respect to a Performance Award shall be $500,000.

         The total number of Awards (or portions thereof) settled in cash under the Plan, based on the number of shares covered by such Awards (e.g., 100 shares for a Stock Appreciation Right with respect to 100 shares), shall not exceed a number equal to (i) the number of shares initially available for issuance under the Plan plus (ii) the number of shares that have become available for issuance under the Plan pursuant to the first paragraph of this
Section 1.5.

         The aggregate number of shares of Common Stock that are available under the Plan for Options granted in accordance with Section 2.4(i) ("ISOs") is 1,500,000, subject to adjustments as provided in Section 5.2 of the Plan.

         SECTION 1.6 Other Compensation Programs. Nothing contained in the Plan shall be construed to preempt or limit the authority of the Board of Directors to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Board of Directors (i) to grant incentive awards for proper corporate purposes otherwise than under the Plan to any employee, officer, director or other person or entity or (ii) to grant incentive awards to, or assume incentive awards of, any person or entity in connection with the acquisition (whether by purchase, lease, merger, consolidation or otherwise) of the business or assets (in whole or in part) of any person or entity.

            ARTICLE II: STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         SECTION 2.1 Terms and Conditions of Options. Subject to the following provisions, all Options granted under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

         (a) Option Price. The option price per share shall be determined by the Committee, except that in the case of an Option granted in accordance with
Section 2.4(i) the option price per share shall not be less than the fair market value of a share of Common Stock (as determined by the Committee) on the date the Option is granted (other than in the case of substitute or assumed Options to the extent required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant).

         (b) Term of Option. The term of an Option shall be determined by the Committee, except that in the case of an ISO the term of the Option shall not exceed ten years from the date of grant, and, notwithstanding any other provision of this Plan, no Option shall be exercised after the expiration of its term.

         (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. Unless the Option grant specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Options held by any optionee. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

         (d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, shares of Common Stock, a combination thereof, by "cashless exercise" or in such other manner as the Committee in its discretion may provide.

         (e) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

         (f) Termination of Employment. The Committee shall have discretion to specify in the Option grant, or, with the consent of the optionee, an amendment thereof, provisions with respect to the period, not extending beyond the term of the Option, during which the Option may be exercised following the optionee's termination of employment.

         SECTION 2.2 Stock Appreciation Rights in Tandem with Options. (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Stock Appreciation Rights ("Tandem SARs") with respect to all or any portion of the shares of Common Stock covered by such Option. A Tandem SAR may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Tandem SAR is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when an Option is exercised, the Tandem SARs relating to the shares covered by such Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

         (b) Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount (the "Appreciation") equal to the difference between the option price per share of the Option to which the Tandem SAR relates and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Tandem SAR. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Tandem SAR.

         SECTION 2.3 Stock Appreciation Rights Independent of Options. Subject to the following provisions, all Stock Appreciation Rights granted independent of Options ("Independent SARs") under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

         (a) Exercise Price. The exercise price per share shall be determined by the Committee on the date the Independent SAR is granted.

         (b) Term of Independent SAR. The term of an Independent SAR shall be determined by the Committee, and, notwithstanding any other provision of this Plan, no Independent SAR shall be exercised after the expiration of its term.

         (c) Exercise of Independent SARs. Independent SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Independent SAR grant. Unless the Independent SAR grant specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Independent SARs held by any participant. Upon exercise of an Independent SAR, the holder shall receive, for each share specified in the Independent SAR grant, an amount (the "Appreciation") equal to the difference between the exercise price per share specified in the Independent SAR grant and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Independent SAR. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Independent SAR.

         (d) Shareholder Rights. The holder of an Independent SAR shall, as such, have none of the rights of a shareholder.

         (e) Termination of Employment. The Committee shall have discretion to specify in the Independent SAR grant, or, with the consent of the holder, an amendment thereof, provisions with respect to the period, not extending beyond the term of the Independent SAR, during which the Independent SAR may be exercised following the holder's termination of employment.

         SECTION 2.4 Statutory Options. Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant
(i) ISOs within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant, including, if then applicable, limits with respect to minimum exercise price, duration and amounts and special limitations applicable to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Stock Appreciation Rights), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. If an Option intended to be an ISO ceases or is otherwise not eligible to be an ISO, such Option (or portion thereof necessary to maintain the status of the remaining portion of the Option as an ISO) shall remain valid but be treated as an Option other than an ISO.

                         ARTICLE III: RESTRICTED STOCK

         SECTION 3.1 Terms and Conditions of Restricted Stock Awards. Subject to the following provisions, all Awards of Restricted Stock under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

         (a) Restricted Stock Award. The Restricted Stock Award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock, and the date or dates on which the Restricted Stock will vest. The vesting and number of shares of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine in accordance with the provisions hereof.

         (b) Restrictions on Transfer. Stock certificates representing the Restricted Stock granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Stock has vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Stock before it has vested. No share of Restricted Stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the Restricted Stock Award. Unless the grant of a Restricted Stock Award specifies otherwise, in the event of an employee's termination of employment before all the employee's Restricted Stock has vested, or in the event other conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock that have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Stock vests (and, if the employee has been issued legended certificates of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee or the employee's estate, free of all restrictions.

         (c) Accelerated Vesting. Notwithstanding the vesting conditions set forth in the Restricted Stock Award, unless the Restricted Stock grant specifies otherwise, the Committee may in its discretion at any time accelerate the vesting of Restricted Stock or otherwise waive or amend any conditions of a grant of Restricted Stock.

                         ARTICLE IV: PERFORMANCE AWARDS

         SECTION 4.1 Terms and Conditions of Performance Awards. The Committee shall be authorized to grant Performance Awards, which are payable in stock, cash or a combination thereof, at the discretion of the Committee.

         (a) Performance Period. The Committee shall establish with respect to each Performance Award a performance period over which the performance goal of such Performance Award shall be measured. The performance period for a Performance Award shall be established prior to the time such Performance Award is granted and may overlap with performance periods relating to other Performance Awards granted hereunder to the same employee.

         (b) Performance Objectives. The Committee shall establish a minimum level of acceptable achievement for the holder at the time of each Award. Each Performance Award shall be contingent upon future performances and achievement of objectives described either in terms of Company-wide performance or in terms that are related to performance of the employee or of the division, subsidiary, department or function within the Company in which the employee is employed. The Committee shall have the authority to establish the specific performance objectives and measures applicable to such objectives.

         (c) Size, Frequency and Vesting. The Committee shall have the authority to determine at the time of the Award the maximum value of a Performance Award, the frequency of Awards and the date or dates when Awards vest.

         (d) Payment. Following the end of each performance period, the holder of each Performance Award will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. If at the end of the performance period the specified objectives have been attained, the employee shall be deemed to have fully earned the Performance Award. If the employee exceeds the specified minimum level of acceptable achievement but does not fully attain such objectives, the employee shall be deemed to have partly earned the Performance Award, and shall become entitled to receive a portion of the total Award, as determined by the Committee. If a Performance Award is granted after the start of a performance period, the Award shall be reduced to reflect the portion of the performance period during which the Award was in effect. Unless the Award specifies otherwise, including restrictions in order to satisfy the conditions under
Section 162(m) of the Code, the Committee may adjust the payment of Awards or the performance objectives if events occur or circumstances arise which would cause a particular payment or set of performance objectives to be inappropriate, as determined by the Committee.

         (e) Termination of Employment. A recipient of a Performance Award who, by reason of death, disability or retirement, terminates employment before the end of the applicable performance period shall be entitled to receive, to the extent earned, a portion of the Award which is proportional to the portion of the performance period during which the employee was employed. A recipient of a Performance Award who terminates employment for any other reason shall not be entitled to any part of the Award unless the Committee determines otherwise; however, the Committee may in no event pay the employee more than that portion of the Award which is proportional to his or her period of actual service.

         (f) Accelerated Vesting. Notwithstanding the vesting conditions set forth in a Performance Award, unless the Award specifies otherwise, the Committee may in its discretion at any time accelerate vesting of the Award or otherwise waive or amend any conditions (including but not limited to performance objectives) in respect of a Performance Award.

         (g) Shareholder Rights. The holder of a Performance Award shall, as such, have none of the rights of a shareholder.

                        ARTICLE V: ADDITIONAL PROVISIONS

         SECTION 5.1 General Restrictions. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable (in connection with any requirement or interpretation of any Federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         SECTION 5.2 Adjustments for Changes in Capitalization. In the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares, mergers, consolidation, liquidations, split-ups, split-offs, spin-offs, or other similar changes in capitalization, or any distribution to shareholders, including a rights offering, other than regular cash dividends, changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, any share repurchase at a price in excess of the market price of the Common Stock at the time such repurchase is announced or other increase or decrease in the number of such shares, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including shares available for ISOs), in the number, price or kind of shares covered by the Awards and in any outstanding Awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Award.

         In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

         SECTION 5.3 Amendments. (a) The Board of Directors may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no such action of the Board of Directors without approval of shareholders of the Company may (i) increase the total number of shares of Common Stock available under Section 1.5 for the implementation of Awards under the Plan except as contemplated in Section 5.2,
(ii) materially modify the requirements as to eligibility for participation under the Plan or (iii) otherwise materially increase the benefits to participants under the Plan.

         (b) The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding Award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

         SECTION 5.4 Cancellation of Awards. Any Award granted under the Plan may be cancelled at any time with the consent of the holder and a new Award may be granted to such holder in lieu thereof, which Award may, in the discretion of the Committee, be on more favorable terms and conditions than the cancelled Award.

         SECTION 5.5 Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to pay an amount in cash or to retain or sell without notice, or demand surrender of, shares of Common Stock in value sufficient to satisfy any Federal, state or local withholding tax liability ("Withholding Tax") prior to the delivery of any certificate for such shares (or remainder of shares if Common Stock is retained to satisfy such tax liability). Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         Whenever Common Stock is so retained or surrendered to satisfy Withholding Tax, the value of shares of Common Stock so retained or surrendered shall be determined by the Committee, and the value of shares of Common Stock so sold shall be the net proceeds (after deduction of commissions) received by the Company from such sale, as determined by the Committee.

         SECTION 5.6 Non-assignability. Except as expressly provided in the Plan, no Award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, Awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

         SECTION 5.7 Non-uniform Determinations. Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive Awards; the form, amount and timing of such Awards; the terms and provisions of such Awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

         SECTION 5.8 No Guarantee of Employment. The grant of an Award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors to nominate any director for reelection by the Company's shareholders.

         SECTION 5.9 Duration and Termination. (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no ISO (within the meaning of Section 422 of the Code) shall be granted under the Plan ten (10) years after the effective date of the Plan, but Awards granted prior to such date may extend beyond such date, and the terms of this Plan shall continue to apply to all Awards granted hereunder.

         (b) The Board of Directors may suspend, discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any Award outstanding on the date of the Plan's suspension, discontinuance or termination without the holder's written consent.

         SECTION 5.10 Effective Date. The Plan shall be effective as of April 1, 1997.

PROXY


                            PONDER INDUSTRIES, INC.

           PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- March 12, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          Please mark, sign, date and return in the enclosed envelope.

    The undersigned stockholder of Ponder Industries, Inc. (the "Company") hereby appoints Larry D. Armstrong and Eugene L. Butler, or each of them, proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, March 12, 1997, at 10:00 a.m., Central Standard Time, at the Holiday Inn Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas, and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:


(1) Proposal to amend the Certificate of Incorporation of the Company to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office

         [ ]  FOR                     [ ]  AGAINST         [ ]  ABSTAIN


(2) Proposal to amend the Certificate of Incorporation of the Company to provide that any vacancy on the Board of Directors may be filled only by the affirmative vote of two- thirds of the remaining directors

         [ ]  FOR                     [ ]  AGAINST         [ ]  ABSTAIN

(3) Proposal to amend the Certificate of Incorporation of the Company to provide that the number of directors will be between three and twelve, but any increase in the number of directors shall require the approval of two-thirds of the current directors

         [ ]  FOR                    [ ]  AGAINST          [ ]  ABSTAIN


(4) Proposal to amend the Certificate of Incorporation of the Company to provide that the stockholder vote required to amend or repeal any of the Classified Board Amendments be increased from a majority to two-thirds of the Company's Common Stock

         [ ]  FOR                    [ ]  AGAINST          [ ]  ABSTAIN

(5) Proposal to amend the Certificate of Incorporation of the Company to authorize 5,000,000 shares of Preferred Stock

         [ ]  FOR                    [ ]  AGAINST          [ ]  ABSTAIN


(6) Proposal to amend the Certificate of Incorporation of the Company to provide for the limitation of liability of the directors of the Company to the fullest extent permitted by the Delaware General Corporation Law

         [ ]  FOR                    [ ]  AGAINST          [ ]  ABSTAIN

(7)    ELECTION OF DIRECTORS

          FOR    [ ]                   WITHHOLD AUTHORITY   [ ]
          all nominees listed below           to vote for all
          (except as marked below)            nominees listed below

          Larry D. Armstrong                  Eugene L. Butler
          Frank J. Wall                       John  M. Le Seelleur
          Bill M. Van Meter                   Rittie W. Milliman, Sr.
          Joe R. Nemec                        John Roane

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW
              A LINE THROUGH OR STRIKE OUT THAT NOMINEE'S NAME AS SET FORTH
              ABOVE.


(8)    Proposal to ratify the approval of the Company's 1997 Long-Term
       Incentive Plan

            [ ]  FOR              [ ]  AGAINST         [ ]  ABSTAIN


(9) PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 1997

            [ ]  FOR              [ ]  AGAINST         [ ]  ABSTAIN


(10) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof;


       all as more particularly described in the Proxy Statement dated February 7, 1997, relating to such meeting, receipt of which is hereby acknowledged.

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6, FOR the nominees listed in Proposal 7, FOR Proposal 8 and FOR Proposal 9.





                                       ----------------------------------------



                                       ----------------------------------------
                                              Signature of Stockholder(s)


                                       Please sign your name exactly as it
                                       appears hereon.  Joint owners must each
                                       sign.  When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give your full title as it appears hereon.

                                       Dated                           , 1997.
                                            --------------------------